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                                                                    EXHIBIT 99.3

                              SHAREHOLDER AGREEMENT

         THIS SHAREHOLDER AGREEMENT, dated as of March 7, 1999 (this "Agreement"), is made and entered into among BMC Software, Inc., a Delaware corporation ("Purchaser") Einav Computer Systems Ltd., an Israeli corporation ("ECS"), and Roni A. Einav and Dalia Prashker-Katzman, shareholders of ECS (each an "Owner" and collectively, the "Owners"). For purposes of this Shareholder Agreement, ECS and the Owners are collectively referred to as the "Shareholder Group."

                                   WITNESSETH

         WHEREAS, concurrently herewith, Purchaser and New Dimension Software Ltd., an Israeli corporation (the "Company"), are entering into a Share Purchase and Tender Agreement (as such agreement may hereafter be amended from time to time, the "Tender Agreement"); and

         WHEREAS, as an inducement and a condition to entering into the Tender Agreement, Purchaser has required that Shareholder Group agree, and Shareholder Group has agreed, to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein and the benefits to be received by the parties under the terms of the Tender Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         (a) Capitalized terms used and defined herein shall have the respective meanings ascribed to them in the Tender Agreement. For purposes of this
Agreement:

                  (i) "Alternative Disposition" shall have the meaning ascribed to such term in Article IV.

                  (ii) "Alternative Transaction Consideration" shall mean all cash, securities, settlement or termination amounts, notes or other debt instruments, and other consideration received or to be received, directly or indirectly, by Shareholder Group and its affiliates in connection with or as a result of an Alternative Disposition or any agreements or arrangements (including, without limitation, any employment agreement, consulting agreement, non-competition agreement, confidentiality agreement, settlement agreement or release agreement) entered into, directly or indirectly, by Shareholder Group or its affiliates (excluding officers and directors of Company other than the Owners) as a part of or in connection with the Alternative Disposition or Company Transaction Proposal.





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                  (iii) "Applicable Shares " means all Shares that are
Beneficially Owned by Shareholder Group or that become Beneficially Owned by Shareholder Group prior to the Termination Date (in each case, including all Shares Beneficially Owned by ECS and/or the Owners in their individual capacities).

                  (iv) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean bearing "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include (i) securities Beneficially Owned by all other Persons (who are affiliates of such Person excluding officers and directors of Company) who together with such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act and (ii) securities Beneficially Owned by that Person's spouse and children.

                  (v) "90% Condition" shall be such condition as set forth in paragraph (1) of Exhibit A to the Tender Agreement.

                  (vi) "Offer Termination Date" shall mean the date the Offer terminates or expires without the purchase of Shares thereunder; provided, however, that if Purchaser initiates a new Offer under the terms of the Tender Agreement on or before midnight, central time in the United States on the 10th day following such date, the Offer Termination Date shall mean the date such subsequent Offer terminates or expires without the purchase of Shares thereunder; provided, however, that the Offer Termination Date will not be later than the date of termination of the Tender Agreement.

                  (vii) "Per Share Amount" shall mean the price per Share of the Offer as set forth in Section 1.1 of the Tender Agreement, as such price may be increased in accordance with the Tender Agreement.

                  (viii) "Purchase Option" shall have the meaning ascribed to such term in Section 3.1.

                  (ix) "Termination Date" shall mean the date ending on the first to occur of:

                           (1)  the Closing Date;

                           (2)  the Offer Termination Date; or

                           (3) midnight, central time in the United States, on
the date all of the conditions to the Offer set forth in Exhibit A to the Tender Agreement have been satisfied, except for the conditions set forth in paragraphs
(6)(d)(ii) or (6)(e), and Purchaser elects to terminate the Tender Agreement without the purchase of Shares thereunder;



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provided, however, that, notwithstanding subparagraphs (2) and (3) above, if after the date of this Agreement (x) any person, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act) (other than the Purchaser or any affiliate of Purchaser) acquires more than 5% or more of the outstanding Shares and fails to tender such Shares in the Offer and continues to hold such Shares and the Offer is terminated as a result of the failure of the 90%Condition to be satisfied, the Termination Date shall be the date 150 days after the Offer Termination Date, or (y) there is a public announcement of, or the disclosure to the management, board of directors, shareholders or advisors of the Company of, a Company Transaction Proposal, and the board of directors of the Company rejects such Company Transaction Proposal and continues to recommend the Offer and the Offer is terminated as a result of the failure of the 90%Condition to be satisfied, the Termination Date shall be the date 120 days after the Offer Termination Date, or (z) there is a public announcement of, or the disclosure to the management, board of directors, shareholders or advisors of the Company of, a Company Transaction Proposal, and the board of directors of the Company withdraws, withholds or modifies in a manner adverse to Purchaser its approval of the Tender Agreement or the Offer pursuant to Section 5.8 of the Tender Agreement, and the Offer is terminated as a result of the failure of the 90%Condition to be satisfied, the Termination Date shall be the date 150 days after the Offer Termination Date.

                  (x) "Underlying Shares" shall mean the Shares issuable to Shareholder Group upon the exercise by Shareholder Group of Company Options, if any, Beneficially Owned by it (in each case, including all Company Options Beneficially Owned by ECS and/or the Owners in their individual capacities).

                                   ARTICLE II
                                VOTING AND TENDER
                                     MATTERS

         2.1 Voting and Tender Matters.

                  (a) From and after the date of this Agreement and ending as of the Termination Date, at any meeting of the holders of Shares however called, or in any other circumstance upon which the vote, consent or other approval of holders of Shares is sought, Shareholder Group shall vote (or cause to be voted) its issued and outstanding Applicable Shares:

                           (i) against any action or agreement that would result
in a breach in any material respect of any covenant, representation or warranty or any other material obligation or agreement of Company under the Tender Agreement or this Agreement;

                           (ii) against the following actions (other than the
transactions contemplated by the Tender Agreement):

                                   (A) any Company Transaction  Proposal, and



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                                    (B) to the extent that such (1) are intended
to, or could reasonably be expected to, impede, interfere with, delay, postpone, or materially adversely affect the Offer, or the transactions contemplated by the Tender Agreement or this Agreement or (2) are intended to, or could reasonably be expected to, implement or lead to any Company Transaction
Proposal: (x) any change in a majority of the persons who constitute the board of directors of Company; (y) any change in the present capitalization of Company or any amendment of Company's Memorandum and Articles of Association (other than as expressly contemplated by the Tender Agreement); or (z) any other material change in Company's corporate structure or business; and

                           (iii) for the proposals to:

                                    (A) approve the right of the directors of
the Company to sell their Shares to the Purchaser pursuant to the Offer and the transactions contemplated thereby,

                                    (B) approve an amendment to the Company's
Articles of Association to provide that the holders of at least 60% of the issued and outstanding Shares of the Company shall be entitled to appoint and remove any and all members of the Board of Directors of the Company, by means of a written notice signed by such holders of the Company, and

                                    (C) approve any and all other matters
contemplated by the Tender Agreement and presented at the Special Meeting.

                  (b) Shareholder Group hereby grants to, and appoints, Purchaser and any nominee thereof, its proxy and attorney-in-fact (with full power of substitution), from and after the date of this Agreement and ending as of the Termination Date, to vote its Applicable Shares, or to grant a consent or approval in respect of its Applicable Shares on any and all matters relating to the Tender Agreement, the Offer or any Company Transaction Proposal. Shareholder Group intends such proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by Shareholder Group with respect to its Applicable Shares.

                  (c) From and after the date of this Agreement and ending as of the Termination Date, Shareholder Group shall not take any action (including the tender of any Shares) that could reasonably be expected to, implement or lead to any Company Transaction Proposal.

         2.2 Tender Agreement and Company Options.

                  (a) Shareholder Group hereby agrees that it shall (i) tender all of its Applicable Shares into the Offer promptly, and in any event no later than the third business day following the commencement of the Offer, and (ii) not withdraw any Applicable Shares so tendered prior to the Offer Termination Date.



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                  (b) In the event that (i) the 90% Condition is not satisfied,
(ii) Purchaser notifies Shareholder Group that Purchaser is prepared to close the Offer but for the fact that the 90% Condition is not satisfied, and (iii) the tender by Shareholder Group of the Underlying Shares, either alone or when aggregated with other Company Options, would cause the 90% Condition to be satisfied, then Shareholder Group hereby agrees that, at any time prior to the Termination Date, immediately upon the request of Purchaser, it shall exercise all Company Options Beneficially Owned by it and immediately tender the Underlying Shares received upon such exercise into the Offer (and not withdraw such Underlying Shares so tendered). Purchaser shall advance to Shareholder Group the funds necessary to pay the exercise price of such Options, and Shareholder Group shall repay Purchaser the amount of such advance, without interest, immediately upon receipt of the Per Share Amount by it for its Underlying Shares.

                  (c) Except as may be required by Section 2.2(b), Shareholder Group hereby agrees that it shall not exercise any Company Options that it Beneficially Owns.

                                   ARTICLE III
                                 PURCHASE OPTION

         3.1 Grant of the Purchase Option. Shareholder Group hereby grants to Purchaser an irrevocable option (the "Purchase Option") to purchase, on the terms and subject to the conditions set forth herein, at the Per Share Amount all its Applicable Shares.

         3.2 Exercise of the Purchase Option.

                  (a) Subject to the conditions set forth in Section 3.3, the Purchase Option may be exercised in whole at any time, and in part from time to time, from and after the Offer Termination Date and ending as of the Termination Date; provided, however, that in the event Purchaser exercises its Purchase Option hereunder it shall exercise its Purchase Option in a proportionate amount under that certain Shareholder Agreement with Yossie Hollander of even date herewith entered into in connection with the Tender Agreement.

                  (b) In the event Purchaser wishes to exercise the Purchase Option, Purchaser will send a written notice to Shareholder Group specifying a place, date (not less than two business days nor more than 10 calendar days after the date such notice is given) and time for the closing of the purchase of such Shares (the "Closing").

                  (c) The purchase price payable to Shareholder Group with respect to any exercise of the Purchase Option will be the product of (i) the Per Share Amount and (ii) the number of Applicable Shares to be purchased upon such exercise.





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         3.3 Closing.

                  (a) At the Closing, Shareholder Group will deliver to Purchaser a certificate or certificates representing the Shares being purchased, duly endorsed for transfer or accompanied by appropriate stock powers duly executed in blank, and Purchaser will pay the purchase price in immediately available funds by wire transfer to an account designated by Shareholder Group. Transfer taxes, if any, imposed as a result of the exercise of the Purchase Option and the transfer of any Applicable Shares will be paid by Shareholder Group.

                  (b) The obligation of Purchaser and Shareholder Group to consummate the purchase and sale of the Applicable Shares pursuant to this
Article III will be subject to the fulfillment of the following conditions:

                           (i) the expiration or termination of the waiting
period applicable to the consummation of such transactions under the HSR Act and any other applicable antitrust laws; and

                           (ii) none of the parties hereto shall be subject to
any order or injunction of a court of competent jurisdiction which prohibits the consummation of such transactions.

                  (c) The obligations of Shareholder Group pursuant to this
Article III shall also be subject to Purchaser not violating any of its material obligations under the Tender Agreement.

Each of the parties hereto will promptly make and will use all reasonable efforts to cause each of their respective affiliates to make, all such filings and take all such actions as may be reasonably required in order to permit the lawful exercise of the Purchase Option, as promptly as possible. The date of any Closing may be extended, if required, to the next business day following (1) the date that any applicable waiting period(s) under the HSR Act and any other applicable antitrust laws shall have expired or been earlier terminated, (2) the date that all other necessary governmental approvals for the sale of the Shares for which the Purchase Option shall have been exercised shall have been obtained, and (3) the satisfaction of any other condition to the Closing under the Tender Agreement.

                                   ARTICLE IV
                                     CAPTURE

                  4.1 Capture. In the event that the Applicable Shares of Shareholder Group are sold, transferred, exchanged, canceled or disposed of in connection with or as a result of any Company Transaction Proposal that is in existence on, or that has been otherwise made prior to the Termination Date (an "Alternative Disposition") then, within five business days after the closing of such Alternative Disposition, Shareholder Group shall tender and pay to, or shall cause to be tendered and paid to, Purchaser (or its designee), in immediately available funds, the Profit realized from such Alternative Disposition, less any withholdings.

                  4.2 Profit. As used in this Article IV, "Profit" shall mean an amount equal to the excess, if any, of (a) the Alternative Transaction Consideration over (b) the Per Share Amount multiplied by Shareholder Group's Applicable Shares sold, transferred, exchanged, canceled or


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disposed of in such Alternative Disposition. For purposes of determining Profit,
(i) all non-cash items shall be valued based upon the fair market value thereof as determined by an independent expert selected by Purchaser and who is reasonably acceptable to Shareholder Group, (ii) all deferred payments or consideration shall be discounted to reflect a market rate of net present value thereof as determined by the above-referenced independent expert, and (iii) all contingent payments will be assumed to have been paid. In the event any contingent payments included in the determination of Profit ultimately are not paid pursuant to an Alternative Disposition, then Purchaser shall promptly reimburse Shareholder Group for any amounts paid to Purchaser hereunder in respect of such uncollected contingent payments promptly after receipt of written notice of such non-payment.

                                    ARTICLE V
                                     ESCROW

         5.1 Escrow Agreement. As further set forth in the Escrow Agreement attached hereto as Exhibit 5.1, Shareholder Group and Purchaser agree that the Applicable Shares shall be placed with Dan Cohen, Spigelman & Co. as escrow agent within five business days of the date hereof and ending on the Termination Date, to be disbursed as set forth below.

         5.2 Release and Delivery. The Applicable Shares shall be released and delivered during the term hereof at any time or from time to time, (i) to Purchaser in connection with the purchase of such Shares pursuant to this Agreement or the Offer and (ii) unless otherwise distributed to Purchaser, to Shareholder Group on the Termination Date. All Applicable Shares tendered in the Offer and withdrawn or not purchased in the Offer prior to the Termination Date shall be returned to the Escrow Agent.

                                   ARTICLE VII
                                     RELEASE

                  (a) AS OF THE CLOSING DATE ECS AND THE OWNERS DO HEREBY FOR THEMSELVES, AND IN THE CASE OF THE OWNERS, THEIR HEIRS, EXECUTORS, ADMINISTRATORS AND LEGAL REPRESENTATIVES REMISE, RELEASE, ACQUIT AND FOREVER DISCHARGE COMPANY AND EACH OF ITS SUBSIDIARIES OF AND FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, RESPONSIBILITIES, DISPUTES, CAUSES OF ACTION AND OBLIGATIONS OF EVERY NATURE WHATSOEVER, LIQUIDATED OR UNLIQUIDATED, KNOWN OR UNKNOWN, MATURED OR UNMATURED, FIXED OR CONTINGENT, WHICH ECS OR SUCH OWNER NOW HAS, OWNS OR HOLDS OR HAS AT ANY TIME PREVIOUSLY HAD, OWNED OR HELD AGAINST COMPANY OR ITS SUBSIDIARIES INCLUDING WITHOUT LIMITATION ALL LIABILITIES CREATED AS A RESULT OF THE NEGLIGENCE, GROSS NEGLIGENCE AND WILLFUL ACTS OF COMPANY OR ITS SUBSIDIARIES AND ITS EMPLOYEES AND AGENTS, AND ALL LIABILITIES RELATING TO COMPENSATION IN ANY FORM OR MANNER EXISTING AS OF THE DATE HEREOF OR RELATING TO ANY MATTER THAT OCCURRED ON OR PRIOR


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TO THE CLOSING DATE; PROVIDED, HOWEVER, THAT ANY CLAIMS, LIABILITIES, DEBTS OR
CAUSES OF ACTION THAT MAY ARISE IN CONNECTION WITH THE FAILURE OF ANY OF THE PARTIES HERETO TO PERFORM ANY OF THEIR OBLIGATIONS HEREUNDER OR UNDER ANY OTHER AGREEMENT RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATIONS, SECTION 5.9. OF THE TENDER AGREEMENT, OR FROM ANY BREACHES BY ANY OF THEM OF ANY REPRESENTATIONS OR WARRANTIES HEREIN OR IN CONNECTION WITH ANY OF SUCH OTHER AGREEMENTS SHALL NOT BE RELEASED OR DISCHARGED PURSUANT TO THIS AGREEMENT.

                  (B) ECS AND THE OWNERS REPRESENT AND WARRANT THAT THEY HAVE NOT PREVIOUSLY ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY WHATSOEVER ALL OR ANY PART OF THE CLAIMS, DEMANDS, LIABILITIES, RESPONSIBILITIES, DISPUTES, CAUSES OF ACTION OR OBLIGATIONS RELEASED HEREIN. ECS AND THE OWNERS COVENANT AND AGREE THAT THEY WILL NOT ASSIGN OR TRANSFER TO ANY PERSON OR ENTITY WHATSOEVER ALL OR ANY PART OF THE CLAIMS, DEMANDS, LIABILITIES, RESPONSIBILITIES, DISPUTES, CAUSES OF ACTION OR OBLIGATIONS TO BE RELEASED HEREIN. ECS AND THE OWNERS REPRESENT AND WARRANT THAT THEY HAVE READ AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS ARTICLE VI AND THAT THEY HAVE BEEN REPRESENTED BY LEGAL COUNSEL OF THEIR OWN CHOOSING IN CONNECTION WITH THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS AGREEMENT.

                                   ARTICLE VII
                    COVENANTS, REPRESENTATIONS AND WARRANTIES

         7.1 Shareholder Group hereby represents, warrants and covenants to Purchaser as follows:

                  (a) Ownership. Shareholder Group is either (i) the record and Beneficial Owner of, or (ii) the Beneficial Owner but not the record holder of, the number of issued and outstanding Shares set forth on Part I of Schedule A hereto and the Company Options set forth on Part II of Schedule A hereto. As of the date of this Agreement, the Shares set forth on Part I of Schedule A hereto constitute all of the issued and outstanding Shares owned of record or Beneficially Owned by Shareholder Group. Except as otherwise set forth in Part I to Schedule A hereto, Shareholder Group has sole power of disposition, sole power of conversion, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth on Part I of Schedule A hereto, with no material limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

                  (b) Power; Binding Agreement. Shareholder Group has the legal capacity, power and authority to enter into and perform all of Shareholder Group's obligations under this Agreement.


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This Agreement has been duly and validly authorized by all necessary action, executed and delivered by Shareholder Group and constitutes a valid and binding agreement of Shareholder Group, enforceable against Shareholder Group in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Shareholder Group is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by Shareholder Group of the transactions contemplated hereby. If either Owner is married and such Owner's interest in Shareholder Group's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, Owner's spouse, enforceable against such person in accordance with its terms. The Owners are the sole owners of ECS.

                  (c) No Conflicts. Except for the filing of an amendment to Shareholder Group's Schedule 13D or 13G, if any, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Shareholder Group and the consummation by Shareholder Group of the transactions contemplated hereby, except where the failure to obtain such consent, permit, authorization, approval or filing would not interfere with Shareholder Group's ability to perform its obligations hereunder, and none of the execution and delivery of this Agreement by Shareholder Group, the consummation by Shareholder Group of the transactions contemplated hereby or compliance by Shareholder Group with any of the provisions hereof shall (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Shareholder Group is a party or by which Shareholder Group or any of its properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Shareholder Group or any of its properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not interfere with the ability of Shareholder Group to perform its obligations hereunder. All arrangements, understandings, agreements and other instruments relating to Shareholder Group's ability to dispose of, tender, vote or grant a proxy with respect to its Applicable Shares or enter into this Agreement have been validly terminated.

                  (d) No Encumbrances. Except as required herein, at all times during the term hereof, all of Shareholder Group's Shares or Company Options as set forth on Part I and II, respectively, of Schedule A hereto will be held by Shareholder Group, an affiliate of Shareholder Group, or by a nominee or custodian for the benefit of Shareholder Group, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any liens, claims, understandings or arrangements that do not limit or impair Shareholder Group's ability to perform its obligations under this Agreement.



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                  (e) No Solicitation. Shareholder and the Owners shall comply, and shall cause each of their respective affiliates who Beneficially Own any of Shareholder Group's Applicable Shares to comply, with the terms of Section 5.8 of the Tender Agreement.

                  (f) Restriction on Transfer, Proxies and Non-Interference. Except as expressly contemplated hereby, from and after the date of this Agreement and ending as of the Termination Date, Shareholder Group shall not, and shall cause each of its affiliates who Beneficially Own any of Shareholder Group's Applicable Shares or Company Options not to, directly or indirectly, without the consent of Purchaser: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of its Applicable Shares or Company Options, or any interest therein, (ii) grant any proxies or powers of attorney, deposit any or all of its Applicable Shares or Company Options into a voting trust or enter into a voting agreement with respect to its Applicable Shares or Company Options, (iii) enter into any agreement or arrangement providing for any of the actions described in clause (i) or (ii) above, or (iv) take any action that could reasonably be expected to have the effect of preventing or disabling Shareholder Group from performing its obligations under this Agreement. From and after the date of this Agreement and ending as of the Termination Date, Shareholder Group shall not enter into any agreement or understanding with any Person or entity the effect of which would be inconsistent with or violate the provisions and agreements contained in this Section 7.1

                  (g) Further Assurances. From time to time, at Purchaser's request and without further consideration, Shareholder Group shall execute and deliver such additional documents as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         7.2 Purchaser hereby represents, warrants and covenants to Shareholder Group as follows:

                  (a) Organization, Standing and Corporate Power. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with adequate corporate power and authority to own its properties and carry on its business as presently conducted. Purchaser has the corporate power and authority to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby.

                  (b) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby, except where the failure to obtain such consent, permit, authorization, approval or filing would not interfere with its ability to perform its obligations hereunder, and none of the execution and delivery of this Agreement by Purchaser, the consummation by Purchaser of the transactions contemplated hereby or compliance by Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of any applicable organizational documents applicable to Purchaser,


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(ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Purchaser is a party or by which Purchaser or any of Purchaser's properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Purchaser or any of Purchaser's properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not interfere with the ability of Purchaser to perform its obligations hereunder.

                  (c) Execution, Delivery and Performance by Purchaser. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Purchaser, and Purchaser has taken all other actions required by law, its certificate of incorporation and its by-laws to consummate the transactions contemplated by this Agreement. This Agreement constitutes the valid and binding obligations of Purchaser and is enforceable in accordance with its terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

         7.3 Purchaser will perform its obligations under the Tender Agreement.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Stop Transfer. From and after the date of this Agreement and ending as of the Termination Date, Shareholder Group will not request that Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of Shareholder Group's Applicable Shares or Company Options, except as otherwise contemplated hereby.

         8.2 Recapitalization. In the event of a stock dividend or distribution, or any change in the Shares by reason of any split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall include, without limitation, all such stock dividends and distributions and any securities into which or for which any or all of the Applicable Shares may be changed or exchanged as may be appropriate to reflect such event.

         8.3 Shareholder Group Capacity. Except as set forth in Section 7.3, neither Owner makes any agreement or understanding herein in his or her capacity as a director or officer of Company and nothing herein shall limit or affect any action taken by either Owner in such capacity. Nothing herein shall in any way restrict or limit either Owner from taking any action in his or her capacity as a director or officer of Company or otherwise fulfilling his or her fiduciary obligations as a director and officer of Company. Subject to the foregoing, all obligations of the Shareholder Group set forth in this Agreement shall apply to the Owners and ECS in their individual capacities as well.


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         8.4 Tender Agreement and Company Options. Shareholder Group hereby consent and agree to the treatment of Company Options Beneficially Owned by Shareholder Group or its affiliates as set forth in the Tender Agreement.

         8.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         8.6 Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

         8.7 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

         (a) if to Purchaser, to:

                           BMC Software, Inc.
                           2101 CityWest Blvd.
                           Houston, Texas 77042
                           Attn: M. Brinkley Morse
                           Telecopy: (713) 918-8000

                  with a copy to:

                           Vinson & Elkins LLP
                           2300 First City Tower
                           Houston, Texas  77002-6760
                           Attn: John S. Watson
                           Telecopy: (713) 615-5236

         (b) if to the Shareholder Group, to:

                           c/o Dan Cohen, Spigelman & Co.
                           103 Hahashmonaim St.
                           Israel
                           Attn: Michael Spigelman
                           Telecopy: 972-3-561-0624
                  with a copy to:

                           Dan Cohen, Spigelman & Co.
                           103 Hahashmonaim St.
                           Israel
                           Attn: Michael Spigelman
                           Telecopy: 972-3-561-0624

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         8.8 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         8.9 Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by ECS or either Owner of any covenants or agreements contained in this Agreement will cause the Purchaser to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the Purchaser shall be entitled to the remedy of specific performance, without the requirement of posting any bond, of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

         8.10 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         8.11 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         8.12 No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto; provided that, in the event of either Owner's death, the benefits and obligations of such Owner hereunder shall inure to his or her successors and heirs.

         8.13 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

         8.14 Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         8.15 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement. This Agreement shall not be effective as to any party hereto until such time as this Agreement or a counterpart thereof has been executed and delivered by each party hereto.

         8.16 Trust Funds. In the event that any party hereto should receive any funds that are to be paid to another party pursuant to the terms of this Agreement, then the receiving party shall hold such funds in trust for the benefit of the party entitled to receive such funds and shall promptly pay such funds to the party entitled to receive such funds in accordance with this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on this 7th day of March, 1999.


                                     PURCHASER


                                     By: /s/  M. BRINKLEY MORSE
                                        ---------------------------------------
                                     Name:    M. Brinkley Morse
                                          -------------------------------------
                                     Title:   Senior Vice President
                                           ------------------------------------


                                     ECS


                                     By: /s/ DALIA PRASHKER
                                        ---------------------------------------
                                     Name:   Dalia Prashker
                                          -------------------------------------
                                     Title:  Co-Chairman
                                           ------------------------------------


                                     By: /s/ RONI A. EINAV
                                        ---------------------------------------
                                     Name:   Roni A. Einav
                                          -------------------------------------
                                     Title:  Chairman
                                           ------------------------------------


                                     OWNERS

                                     /s/  RONI A. EINAV
                                     ------------------------------------------
                                     Roni A. Einav


                                     /s/ DALIA PRASHKER
                                     ------------------------------------------
                                     Dalia Prashker

                      ACKNOWLEDGMENT AND CONSENT OF SPOUSE

         Matia Einav, the spouse of Owner, hereby joins in the execution of this Agreement for the purpose of acknowledging that any ownership interest she may have in the Shares and Company Options Beneficially Owned by Shareholder Group is subject to the terms of this Agreement to the same extent as if she were a "Owner" hereunder, and hereby consents to the foregoing.

                                            /s/ MATIA EINAV
                                            -----------------
                                                Matia Einav

                      ACKNOWLEDGMENT AND CONSENT OF SPOUSE

         Yossie Prashker, the spouse of Owner, hereby joins in the execution of this Agreement for the purpose of acknowledging that any ownership interest she may have in the Shares and Company Options Beneficially Owned by Shareholder Group is subject to the terms of this Agreement to the same extent as if she were a "Owner" hereunder, and hereby consents to the foregoing.

                                            /s/ YOSSIE PRASHKAR
                                            ---------------------
                                                Yossie Prashkar

                                                                      SCHEDULE A

PART I
         Shares Beneficially Owned of Record

                           ECS                                         3,741,250
                           Roni A. Einav                               0
                           Dalia Prashker-Katzman                      0

         Shares Beneficially Owned Not of Record

                           ECS                                         0
                           Roni A. Einav                               0
                           Dalia Prashker-Katzman                      0

PART II

         Company Options Beneficially Owned

                           ECS                                         0
                           Roni A. Einav                               23,000
                           Dalia Prashker-Katzman                      0